EXHIBIT 10.86

                                 AMENDMENT NO. 1
                      TO AMENDED AND RESTATED KEY EMPLOYEE
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      This  Amendment No. 1 is made as of this 19th day of November 1988, by and
between   Integrated  Health  Services,   Inc.,  a  Delaware   corporation  (the
"Company"), and Robert N. Elkins (the "Executive").

                                   WITNESSETH:

      WHEREAS, the Company established the Integrated Health Services, Inc. Key Employee Supplemental Executive Retirement Plan effective as of March 1, 1996, and amended and restated the plan (as amended and restated, the "Plan") effective November 18, 1997; and

      WHEREAS, the Company and the Executive desire to amend the Plan to permit the Plan to be funded with securities of the Company.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, the parties, intending to be legally bound, hereby agree to amend the Plan as follows:

      1. Under Section 2.1 of the Plan, the last sentence of the definition of "Funding" is amended to read as follows:

            "Funding shall be in the form of cash and/or Employer securities."

      2. Section 5.3 of the Plan is amended to delete the last sentence thereof, "In no event may any employee deferral contribution or any income or gains thereon be invested in capital stock of the Company."

      3. All of the remaining terms and provisions of the Plan shall remain in full force and effect without amendment or modification.

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.

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COMPANY                                              EXECUTIVE

INTEGRATED HEALTH SERVICES, INC.

By: _________________________________       ____________________________________
                                            Robert N. Elkins

Name: ______________________________


Title: _____________________________


____________________________________        ____________________________________
Witness as to the Company                            Witness as to the Executive


____________________________________        ____________________________________
Print Name/Title                                     Print Name